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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) December 21, 2007

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-27290                                 11-3191686
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     (Commission File Number)             (IRS Employer Identification No.)

                37-16 23rd Street
            Long Island City, New York                    11101
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     (Address of Principal Executive Offices)           (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        (a) KSW, Inc. (the "Company") determined on December 11, 2007 that it had incorrectly recorded an expense when stock options that had vested prior to the Company's January 1, 2006 adoption of Statement of Financial Accounting Standards No. 123(R) ("SFAS 123(R)") were exercised. At various times during 2006 and the first three quarters of 2007 an aggregate of 428,248 fully vested stock options were exercised. The Company incorrectly recorded expense for the intrinsic value of these exercised options equal to the difference between the option exercise price and the quoted market value for the Company's common stock on each of the exercise dates, resulting in an understatement of net income. Therefore, the Company's consolidated financial statements for the year ended December 31, 2006 and each of the quarterly periods in that year, and for each of the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 as previously reported should no longer be relied upon. With the concurrence of the Securities and Exchange Commission, the Company will report the corrections of the errors prospectively in its Annual Report on Form 10-K for the year ending December 31, 2007.

       On December 21, 2007, the Company issued a press release describing the reporting error and the corrected earnings for 2006 and the first three quarters of 2007. A copy of the press release is filed with this Current Report as
Exhibit 99.1.

       The Company's management and the Audit Committee of the Company's Board of Directors has discussed with the Company's independent registered public accounting firm the matters disclosed in this Current Report.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (d)    Exhibits.

              Exhibit No.                       Description
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                 99.1       Press Release of KSW, Inc., dated December 21, 2007.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  KSW, INC.


                                                  By:    /s/ Richard W. Lucas
                                                         -----------------------
                                                  Name:  Richard W. Lucas
                                                  Title: Chief Financial Officer

Date:  December 21, 2007

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                                  EXHIBIT INDEX

EXHIBIT NO.                        DESCRIPTION
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99.1           Press Release of KSW, Inc., dated December 21, 2007.